Exhibit 10.22

ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

THIS ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS (this “Agreement”), dated as of August 30, 2007, is made by each of the signatories hereto (each, a “Grantor”) in favor of MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as administrative agent and collateral agent for the banks and other financial institutions (the “Lenders”) that are parties to the ABL Credit Agreement (in such capacities, respectively, the “Administrative Agent” and the “U.S. ABL Collateral Agent”), dated as of August 30, 2007 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “ABL Credit Agreement”), among HDS ACQUISITION SUBSIDIARY, INC., to be merged with and into HD SUPPLY, INC., a Texas corporation (the “Borrower”), MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as administrative agent, collateral agent and Issuing Lender (as such term is defined in the ABL Credit Agreement) and the other parties thereto.

WHEREAS, pursuant to the ABL Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the ABL Credit Agreement, the Borrower, the Grantors, and certain other Domestic Subsidiaries of Borrower executed and delivered a U.S. Guarantee and Collateral Agreement, dated as of August 30, 2007, in favor of the U.S. ABL Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the U.S. Guarantee and Collateral Agreement, each Grantor granted to the U.S. ABL Collateral Agent a security interest in its Intellectual Property, including Patents; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Grantors on the terms and subject to the conditions of the ABL Credit Agreement, each Grantor agrees, for the benefit of the U.S. ABL Collateral Agent, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the ABL Credit Agreement and the U.S. Guarantee and Collateral Agreement.

SECTION 2.  Confirmation of Security Interest.  Each Grantor hereby confirms that pursuant to the U.S. Guarantee and Collateral Agreement, subject to existing licenses to use the Patents granted by such Grantor in the ordinary course of its business, it granted to the U.S. ABL Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Patents of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Patents, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant thereto in any right, title or interest of such Grantor under or in any Patent Licenses with Persons other than Holding, Borrower, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant thereto would result in a breach, default or termination of such Patent Licenses.

SECTION 3.  Purpose.  This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the U.S. Guarantee and Collateral Agreement with the United States Patent and Trademark Office. This Agreement is expressly subject to the terms and conditions of the U.S. Guarantee and Collateral Agreement. The U.S. Guarantee and Collateral Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Patents are fully set forth in the ABL Credit Agreement and the U.S. Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5.  Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

HD SUPPLY DISTRIBUTION SERVICES, LLC
By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

HD SUPPLY WATERWORKS GROUP, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

UTILITY SUPPLY OF AMERICA, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nancy A. Cruz
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

MERRILL LYNCH CAPITAL, a division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:	/s/ Brian McDonald
Name: Brian McDonald
Title: Director

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On this   29th   day of   August  , 2007, before me personally appeared   Brian McDonald  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pilar I. Lim
Notary Public

(Affix Seal Below) [SEAL]

SIGNATURE PAGE – ABL NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

Schedule A

Patents

HD Supply Distribution Services, LLC
Patent	Ser. No./Reg. No.	App. Date/ Reg. Date
BOLT GAGE (DESIGN PATENT)	D479,138	9/2/2003
CONTAINER AND HOLDER	10/185,575	6/28/2002
DISPLAY SHELF ADAPTER	5,181,623	1/26/1993
MERCHANDISING DISPLAY RACK	10/878,201	6/28/2004
STEEL MERCHANDISING SYSTEM	5,397,005	3/14/1995
TUBULAR CONTAINER (DESIGN PATENT)	D497,718	11/2/2004

HD Supply Waterworks Group, Inc.
Patent	Ser. No./Reg. No.	App. Date/ Reg. Date
IN-LINE FLUID FLOW CONTROL VALVE WITH APPARATUS FOR AND METHOD OF INSTALLATION IN AN EXISTING FLUID CONDUIT	5,074,526	12/24/1991

Utility Supply of America, Inc.
Patent	Ser. No./Reg. No.	App. Date/ Reg. Date
FIRE HYDRANT LOCKING DEVICE[1]	6,994,106	2/7/2006

HD Supply Construction Supply Group, Inc.
Patent	Ser. No./Reg. No.	App. Date/ Reg. Date
TILT-UP CONCRETE PANEL FORMING SYSTEM	6,540,201	4/1/2003

[1]	Jointly owned with Plasticsworks, Inc.